UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2026

DATAMEDS AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42530	93-3264234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive

Suite 950

Tampa, FL 33607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 203-6092

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MEDS	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on October 21, 2026, DataMEDS AI, Inc. (the “Company”) entered into a Second Amended and Restated Letter of Intent, dated October 19, 2026 (the “LOI”), with EOS Technology Holdings, Inc. (“EOS”), Scilex Holding Company (“Scilex”), Datavault AI Inc. (“Datavault”), HealthBridge Advisors, LLC (“HBA”), Tollo Health, Inc. (“THI”) and REBOOT Health AI, Inc. (“REBOOT”). The LOI contemplated the acquisition of certain intellectual property assets from EOS and Scilex, the expansion of the Company’s existing PharmacyChain license with Datavault, the acquisition of a controlling interest in Tollo Health, LLC (d/b/a Health Lives Here) from HBA and THI, and intellectual property licensing and related products and services arrangements with REBOOT, in each case in exchange for the issuance of shares of the Company’s common stock.

On November 3, 2026, the Company provided written notice to EOS, Scilex, Datavault, HBA, THI and REBOOT terminating the LOI, effective immediately. The termination applies only to the LOI and does not terminate or amend any separate agreement, including any existing license agreement with Datavault, any consulting or employment arrangement or separate letters of intent between the parties. The termination does not revive any prior proposal, term sheet, letter of intent or understanding superseded by the LOI.

Item 7.01 Regulation FD Disclosure.

On November 3, 2026, the Company issued a press release announcing the termination of the LOI. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished, not filed, pursuant to Regulation FD. Accordingly, such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of such information is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 3, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026	DATAMEDS AI, INC.

	By:	/s/ Prashant Patel
Prashant Patel, President